UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K/A
AMENDMENT NO. 1 to
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 10, 2009
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5757 North Green Bay Avenue
Milwaukee, WI	53209

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (414) 524-1200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

The undersigned hereby amends Items 1.01 and 9.01 of the registrant’s Current Report on Form 8-K, dated March 10, 2009, to read in their entirety as set forth below:
Item 1.01. Entry into Material Definitive Agreement.
Offering of Equity Units
     On March 10, 2009, Johnson Controls, Inc., a Wisconsin corporation (the “Company”), entered into an Underwriting Agreement (the “Equity Units Underwriting Agreement”) with J.P. Morgan Securities Inc., Citigroup Global Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters listed therein (collectively, the “Equity Units Underwriters”), with respect to a registered public offering (the “Equity Units Offering”) of 8,000,000 equity units (the “Equity Units”) for an aggregate stated amount of $400,000,000. Pursuant to the Equity Units Underwriting Agreement, the Equity Units Underwriters had an option to purchase up to an additional 1,200,000 Equity Units, solely to cover over-allotments, if any, which the Equity Units Underwriters partially exercised. On March 16, 2009, the Equity Units Offering closed, resulting in a total sale of $450,000,000 aggregate stated amount of Equity Units.
     Each Equity Unit has a stated amount of $50 and initially consists of (i) a forward purchase contract obligating the holder to purchase from the Company for a price in cash of $50, on the purchase contract settlement date of March 31, 2012, subject to early settlement in accordance with the terms of the Purchase Contract and Pledge Agreement (as hereinafter defined), a certain number (the “Settlement Rate”) of shares of the Company’s common stock, $0.01 7/18 par value (the “Common Stock”); and (ii) a 1/20, or 5%, undivided beneficial ownership interest in $1,000 principal amount of the Company’s 11.50% subordinated notes due 2042 (the “Subordinated Notes”). The Settlement Rate will be calculated as follows:
- If the applicable market value (as defined below) of the Common Stock is equal to or greater than $10.29 (the “threshold appreciation price”), then the Settlement Rate will be 4.8579 shares of Common Stock;
- If the applicable market value of the Common Stock is less than the threshold appreciation price but greater than $8.95 (the “reference price”), then the Settlement Rate will be a number of shares of Common Stock equal to $50 divided by the applicable market value; and
- If the applicable market value of the Common Stock is less than or equal to the reference price, then the Settlement Rate will be 5.5866 shares of Common Stock.
The “applicable market value” of the Common Stock means the average of the closing price per share of Common Stock on each of the 20 consecutive trading days ending on the third trading day immediately preceding the purchase contract settlement date. The reference price represents the last reported sale price of the Common Stock on the New York Stock Exchange on March 10, 2009. The threshold appreciation price represents a premium of 15% over the reference price. The reference price, threshold appreciation price and settlement rate are subject to anti-dilution adjustments.
     The Equity Units Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Equity Units Underwriting Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Equity Units Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.
     The Subordinated Notes were issued pursuant to a Subordinated Indenture (the “Subordinated Base Indenture”), between the Company and U.S. Bank National Association, as Trustee (the “Subordinated Indenture Trustee”), dated March 16, 2009, as amended and supplemented by Supplemental Indenture No. 1 (the “Supplemental Indenture”), between the Company and the Subordinated Indenture Trustee, dated March 16, 2009 (the Subordinated Base Indenture and Supplemental Indenture are collectively referred to as the “Subordinated Indenture”). The Equity Units were issued pursuant to a Purchase Contract and Pledge Agreement, dated March 16, 2009 (the “Purchase Contract and Pledge Agreement”), among the Company, U.S. Bank National Association, as purchase contract agent and U.S. Bank National Association, as collateral agent, custodial agent and securities intermediary.
     The Subordinated Indenture provides for customary events of default and further provides that the Subordinated Indenture Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Subordinated Notes may declare the Subordinated Notes immediately due and payable upon the occurrence of certain events of default after expiration of any applicable grace period. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization relating to the Company, all outstanding Subordinated Notes under the Subordinated Indenture will become due and payable immediately. The description of the Subordinated Indenture set forth above does not purport to be complete and is qualified by reference to the Subordinated Base Indenture and Supplemental Indenture filed as Exhibits 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
     Under the terms of the Purchase Contract and Pledge Agreement, the Subordinated Notes are being pledged as collateral to secure the holders’ obligations to purchase the shares of Common Stock under the purchase contracts. The Company will attempt to remarket the Subordinated Notes prior to the purchase contract settlement date pursuant to the terms of the Purchase Contract and Pledge Agreement and a remarketing agreement, a form of which is attached as an exhibit to the Purchase Contract and Pledge Agreement. The description of the Purchase Contract and Pledge Agreement set forth above is qualified by reference to the Purchase Contract and Pledge Agreement filed as Exhibit 4.4 to this Current Report on Form 8-K and incorporated herein by reference.
     The Equity Units have been registered under the Securities Act of 1933, as amended (the “Securities Act”), on a Registration Statement on Form S-3 (Registration No. 333-157502) (the “Registration Statement”) that the Company filed with the Securities and Exchange Commission (the “SEC”) relating to the public offering from time to time of securities of the Company pursuant to Rule 415 of the Securities Act on February 23, 2009. The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a definitive prospectus supplement, dated March 10, 2009, and prospectus, dated February 23, 2009, relating to the Equity Units Offering. See “Item 9.01 — Financial Statements and Exhibits.”

Offering of Convertible Notes
     On March 10, 2009, the Company entered into an Underwriting Agreement (the “Convertible Notes Underwriting Agreement”) with J.P. Morgan Securities Inc., Citigroup Global Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc., as representatives of the several underwriters listed therein (collectively, the “Convertible Notes Underwriters”), pursuant to which the Company agreed to sell and the Convertible Notes Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $350,000,000 aggregate principal amount of the Company’s 6.50% convertible senior notes due 2012 (the “Convertible Notes”) in a registered public offering (the “Convertible Notes Offering”). Pursuant to the Convertible Notes Underwriting Agreement, the Convertible Notes Underwriters had an option to purchase up to an additional $52,500,000 aggregate principal amount of Convertible Notes, solely to cover over-allotments, if any, which the Convertible Notes Underwriters fully exercised. On March 16, 2009, the Convertible Notes Offering closed, resulting in a total sale of $402,500,000 in aggregate principal amount of the Convertible Notes.
     The conversion rate for the Convertible Notes will initially be 89.3855 shares of Common Stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $11.19 per share of Common Stock), subject to adjustment in certain events. Holders may convert their notes at any time prior to the close of business on the second scheduled trading day immediately preceding the maturity date of September 30, 2012. Upon conversion, the Company will deliver a number of shares equal to the aggregate principal amount of the notes to be converted divided by $1,000, multiplied by the then applicable conversion rate.
     The Convertible Notes Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Convertible Notes Underwriting Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Convertible Notes Underwriting Agreement filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Convertible Notes were issued under the Senior Indenture, dated January 17, 2006, between the Company and U.S. Bank National Association, as successor Trustee (the “Senior Indenture Trustee”), as amended and supplemented, including by the Supplemental Indenture, between the Company and the Senior Indenture Trustee, dated March 16, 2009 (collectively, the “Senior Indenture”). The Senior Indenture provides for customary events of default and further provides that the Senior Indenture Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Convertible Notes may declare the Convertible Notes immediately due and payable upon the occurrence of certain events of default after expiration of any applicable grace period. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization relating to the Company or any of its significant subsidiaries, all outstanding Convertible Notes under the Indenture will become due and payable immediately. The description of the Supplemental Indenture relating to the Convertible Notes set forth above does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

     The Convertible Notes have been registered under the Securities Act on the Registration Statement. The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a definitive prospectus supplement, dated March 10, 2009, and prospectus, dated February 23, 2009, relating to the Convertible Notes Offering. See “Item 9.01 — Financial Statements and Exhibits.”
Underwriters
     In the ordinary course of their respective businesses, the Equity Units Underwriters, the Convertible Notes Underwriters or their affiliates have engaged, and may in the future engage, in investment banking and other commercial dealings in the ordinary business with the Company. In addition, an affiliate of J.P. Morgan Securities Inc. was the sole lead arranger and book-runner for the Company’s revolving credit facility, and affiliates of Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc. were co-syndication agents for the Company’s revolving credit facility, for which they each received customary compensation.

Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:
(1.1)	Underwriting Agreement, dated as of March 10, 2009, among Johnson Controls, Inc. and J.P. Morgan Securities, Inc., Citigroup Global Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, relating to the Equity Units Offering.*

(1.2)	Underwriting Agreement, dated as of March 10, 2009, by and among Johnson Controls, Inc. and J.P. Morgan Securities Inc., Citigroup Global Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc., as representatives of the several underwriters named therein, relating to the Convertible Notes Offering.*

(4.1)	Supplemental Indenture, dated March 16, 2009, between Johnson Controls, Inc. and U.S. Bank National Association, as Trustee.

(4.2)	Subordinated Indenture, dated March 16, 2009, between Johnson Controls, Inc. and U.S. Bank National Association, as Trustee.

(4.3)	Supplemental Indenture No. 1, dated March 16, 2009, between Johnson Controls, Inc. and U.S. Bank National Association, as Trustee.

(4.4)	Purchase Contract and Pledge Agreement, dated March 16, 2009, among Johnson Controls, Inc., U.S. Bank National Association, as Purchase Contract Agent, and U.S. Bank National Association, as Collateral Agent, Custodial Agent and Securities Intermediary.

(4.5)	Form of Remarketing Agreement among Johnson Controls, Inc., U.S. Bank National Corporation, as the Reset Agent and the Remarketing Agent and U.S. Bank National Corporation, as the Purchase Contract Agent (included in Exhibit 4.4 above).

(4.6)	Form of Corporate Unit (included in Exhibit 4.4 above).

(4.7)	Form of Treasury Unit (included in Exhibit 4.4 above).

(4.8)	Form of Subordinated Note (included in Exhibit 4.3 above).

(5.1)	Opinion of Foley & Lardner LLP relating to the Equity Units Offering.*

(5.2)	Opinion of Foley & Lardner LLP relating to the Convertible Notes Offering.*

(23.1)	Consent of Foley & Lardner LLP relating to the Equity Units Offering (contained in Exhibit 5.1 hereto).*

(23.2)	Consent of Foley & Lardner LLP relating to the Convertible Notes Offering (contained in Exhibit 5.2 hereto).*

*	Previously filed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

BY:	/s/ Susan Kreh
Susan Kreh
Vice President and Corporate Controller
Date: March 20, 2009

EXHIBIT INDEX

Exhibit No.	Description

(1.1)	Underwriting Agreement, dated as of March 10, 2009, among Johnson Controls, Inc. and J.P. Morgan Securities, Inc., Citigroup Global Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, relating to the Equity Units Offering.*

(1.2)	Underwriting Agreement, dated as of March 10, 2009, by and among Johnson Controls, Inc. and J.P. Morgan Securities Inc., Citigroup Global Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc., as representatives of the several underwriters named therein, relating to the Convertible Notes Offering.*

(4.1)	Supplemental Indenture, dated March 16, 2009, between Johnson Controls, Inc. and U.S. Bank National Association, as Trustee.

(4.2)	Subordinated Indenture, dated March 16, 2009, between Johnson Controls, Inc. and U.S. Bank National Association, as Trustee.

(4.3)	Supplemental Indenture No. 1, dated March 16, 2009, between Johnson Controls, Inc. and U.S. Bank National Association, as Trustee.

(4.4)	Purchase Contract and Pledge Agreement, dated March 16, 2009, among Johnson Controls, Inc., U.S. Bank National Association, as Purchase Contract Agent, and U.S. Bank National Association, as Collateral Agent, Custodial Agent and Securities Intermediary.

(4.5)	Form of Remarketing Agreement among Johnson Controls, Inc., U.S. Bank National Corporation, as the Reset Agent and the Remarketing Agent and U.S. Bank National Corporation, as the Purchase Contract Agent (included in Exhibit 4.4 above).

(4.6)	Form of Corporate Unit (included in Exhibit 4.4 above).

(4.7)	Form of Treasury Unit (included in Exhibit 4.4 above).

(4.8)	Form of Subordinated Note (included in Exhibit 4.3 above).

(5.1)	Opinion of Foley & Lardner LLP relating to the Equity Units Offering.*

(5.2)	Opinion of Foley & Lardner LLP relating to the Convertible Notes Offering.*

(23.1)	Consent of Foley & Lardner LLP relating to the Equity Units Offering (contained in Exhibit 5.1 hereto).*

Exhibit No.	Description
(23.2)	Consent of Foley & Lardner LLP relating to the Convertible Notes Offering (contained in Exhibit 5.2 hereto).*

*	Previously filed.

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